EXHIBIT 99

                                                           [Exelon Company Logo]


EXELON CORPORATION                              WWW.EXELONCORP.COM
P.O. BOX 805379
CHICAGO, IL 60680-5379

December 19, 2002

Note to Exelon's Financial Community:

                       Update on Sithe Energies Investment

Exelon Corporation's investment in Sithe Energies (Sithe) is fully incorporated in the previous earnings guidance of $4.65 to $4.80 for 2002 and $4.70 to $5.00 for 2003. The updated information provided below is consistent with the previous guidance. Exelon will report year-end 2002 earnings on January 29, 2003.

                               Latest Developments

In connection with Exelon's initial investment in Sithe, Exelon and Sithe's other shareholders executed a Put and Call Agreement (PCA) that gave Exelon the right to purchase (Call) the remaining 50.1% of Sithe, and gave the other Sithe shareholders the right to sell (Put) to Exelon at market based prices subject to floor and ceiling prices. The Put and Call provisions related to Exelon Generation's (Exelon) investment in Sithe became exercisable yesterday, December
18. Exelon owns 49.9% of Sithe. The other ownership share of Sithe consisted of Vivendi (34.2%), Marubeni (14.9%) and Sithe management (1%). Under the Put/Call scenario, Exelon's planning assumption has been that Vivendi would exercise its Put option as early as possible, December 18.

Late yesterday, Apollo Energy LLC (Apollo) completed the purchase of Vivendi's 34.2% ownership of Sithe as well as the 1% share owned by Sithe management. Apollo now owns a 35.2% share of Sithe with Exelon retaining its 49.9% ownership and Marubeni retaining its 14.9% share.

Earlier this year, Exelon began to explore potential options to restructure the acquisition of the remaining 50.1% of Sithe. On November 1, Exelon Generation completed the purchase of Sithe New England Holdings (SNEH), which consisted of a portfolio of generating plants and Sithe's energy marketing entities. Exelon, Vivendi, Marubeni, and Sithe management retained their ownership shares of the remaining Sithe entity and maintained the terms of the Put and Call Agreement.

As part of Apollo's purchase, Apollo has agreed to delay the effective date of its Put right until June 1, 2003 and, if certain conditions are met, until September 1, 2003. Exelon has retained its Call right with respect to Apollo's ownership. Apollo's Put price if executed, or Exelon's Call price if executed, is equal to about $458 million growing at a rate of interest. There are no changes to the Put and Call terms with respect to Marubeni's ownership.

The delay of Apollo's Put right while preserving Exelon's Call right provides flexibility for Exelon and Sithe to resolve ownership restrictions related to the qualifying facilities (QFs), divest non-strategic assets, and to pursue restructuring the transaction for the remaining 50.1% of Sithe. Exelon is continuing discussions with Marubeni regarding restructuring alternatives. The generating assets remaining at Sithe after Exelon's recent purchase of SNEH consists of 344 MWs of operating merchant plants located in New York and Canada, 977 MWs of QFs located throughout the US, 230 MWs of capacity under construction in Mexico and 1,600 MWs of capacity under advanced development in Canada.

If Exelon is unable to restructure the Sithe transaction and purchases the remaining 50.1% of Sithe under the Put and Call Agreement, Exelon would proceed to implement measures to accommodate the QFs as well as divest non-strategic assets. Under either a Put and Call or a restructured scenario, Exelon's ultimate asset ownership would be largely the same.

                          What Does It Mean for Exelon?

The SNEH assets were acquired by Exelon on November 1, and are included in Exelon Generation's and Exelon Corporation's 2003 budgets. Forecasting assumptions related to those assets are given below. The SNEH assets were purchased in exchange for a $543 million note at LIBOR plus 87.5 bps between Exelon Generation and Sithe plus $1.15 billion of project debt. Exelon's operating loss in 2003 related to those recently acquired assets is expected to be approximately $27 million after-tax but before acquisition debt interest expense. The one-time transition cost to integrate the assets into Exelon Generation is estimated at about $19 million after-tax.

In 2003, the income related to the remaining investment in Sithe and the total interest expense related to acquisition debt will be a function of the timing of potential transactions under either the Put and Call or restructured scenario and wholesale market power prices. Based on our current assumptions, we expect the financial impact of the remaining investment in Sithe and the acquisition debt interest expense to be an expense of between $27 million and $32 million after-tax in 2003.

Exelon Corporation has previously provided guidance that the earnings impact of the investment in Sithe Energies in 2003 is expected to be a loss of between $0.20 and $0.25 per share. On a net income basis, the impact is expected to be about $27 million (dilutive) from the operations of the plants acquired from Sithe in November (SNEH), $19 million (dilutive) of related transition costs and between $27 million and $32 million (dilutive) related to the acquisition debt and the operation of the remaining Sithe assets. On an after-tax net income basis, the loss is expected to be between $73 and $78 million in 2003, which falls within the previous forecast of $0.20 to $0.25 EPS range.

                   What About the Balance Sheet and Cash Flow?

The initial investment for the 49.9% interest in Sithe was financed with about $700 million of debt at 6.95%, which is currently on Exelon's balance sheet. The $543 million

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

note and $1.15 billion of project debt related to the purchase of the SNEH assets will appear on Exelon's year-end 2002 balance sheet. By the end of 2003, the balance sheet will reflect any additional acquisition and project related debt net of cash at Sithe, transaction-related tax benefits and cash proceeds from asset sales.

Under the Put and Call Agreement, Exelon would incur acquisition debt of approximately $650 million to purchase the remaining 50.1% of Sithe. This amount, however, is expected to be offset by unrestricted cash remaining in Sithe, estimated at $200 million, which will be a result of Sithe's required sale of its Asian and Australian assets and the receipt of a tax receivable resulting from Sithe's loss on the sale of SNEH. To the extent that QFs and non-strategic assets would be sold prior to closing, these cash proceeds would also reduce the amount of net acquisition debt. Exelon expects Sithe to have approximately $1.0 billion of project and subordinated debt, mostly associated with the Independence project, at the time of closing.

Depending on the set of transactions and the success of certain tax planning initiatives, it is possible that the final acquisition debt could be less than the initial $700 million investment currently on Exelon Generation's balance sheet. However, the $1.15 million of project debt related to the SNEH plants will remain on the balance sheet along with any project debt associated with additional asset purchases.


                         Sithe Relationship with Dynegy

Sithe's Independence plant, a QF, is under various long-term agreements with Dynegy. Exelon's earnings guidance reflects Dynegy's continued performance under these agreements. Under the Put and Call Agreement scenario, Independence would be restructured and retained by Exelon.

Sithe is a 60% owner of the Independence station, a 1,040 MW gas-fired QF that has an energy-only long-term tolling agreement with Dynegy, with a related financial swap arrangement. As of September 30, 2002, Sithe had recognized an asset on its balance sheet related to the fair market value of the financial swap agreement with Dynegy that is marked-to-market under the terms of SFAS 133. If Dynegy is unable to fulfill the terms of this agreement, Sithe would be required to write off the fair value asset, which Exelon Generation estimates would result in an approximate $22 million reduction in its equity earnings from Sithe, based on Exelon Generation's 49.9% ownership in Sithe. Depending on the ultimate structure of Exelon's ownership of the Independence station, Exelon's financials could reflect the entire impact of the fair value of the swap agreement as well as any lost value of the tolling agreement.

                            2003 Forecast Assumptions

The SNEH assets were acquired by Exelon on November 1, and are consolidated into Exelon Generation's and Exelon Corporation's 2003 budgets. With the acquisition of SNEH already completed, the final budget includes the assumption of the acquisition of

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

the rest of Sithe through a restructured scenario rather than a Put and Call scenario. The forecast assumptions include the following:
  o The 1,644 MWs of operating capacity (excluding New Boston 2) are valued at approximately $180 million and will be depreciated over 20 years.
  o The 2,421 MWs of capacity under construction (Mystic 8 and 9 and Fore River) will begin operation on March 1, 2003. At that time, the $1.8 billion investment will be depreciated over 40 years.
  o The SNEH plants are uncontracted merchant plants. LNG for Mystic 8 & 9 and ForeRiver is supplied under a long-term contract with Distigas.
  o The assumed average interest cost for the $1.15 billion of project debt is 6.1%.
  o The capitalized interest expense on the three plants under construction for two months prior to the assumed March 1 start-up will be $5.8 million per month.
  o The acquisition of the remaining Sithe ownership in mid-2003 will be restructured. Various Sithe asset sales and/or purchases will take place around that date.


---------------------------------------------------------------------------------------------------------------
Table 1                              Sithe     New        England      Plants
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
              Station                    Status         Capacity     Fuel         Heat Rate      2003 Projected
                                                          (MWs)                   (Btu/kWh)     Capacity Factor
===============================================================================================================
---------------------------------------------------------------------------------------------------------------
ForeRiver  (Base-load)                Construction          807      Gas/Oil           6,850        > 70%
---------------------------------------------------------------------------------------------------------------
Mystic 8   (Base-load)                Construction          807        Gas             6,850        > 70%
---------------------------------------------------------------------------------------------------------------
Mystic 9  (Base-load)                 Construction          807        Gas             6,850        > 50%
---------------------------------------------------------------------------------------------------------------
Total Merchant Under Constr.                              2,421
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Framingham 1 (Peaking)                 Operating             13        Oil            13,500        < 5%
---------------------------------------------------------------------------------------------------------------
Framingham 2 (Peaking)                 Operating             11        Oil            13,500        < 5%
---------------------------------------------------------------------------------------------------------------
Framingham 3 (Peaking)                 Operating             13        Oil            13,500        < 5%
---------------------------------------------------------------------------------------------------------------
Mystic 4 (Intermediate)                Operating            135        Oil             9,900        < 5%
---------------------------------------------------------------------------------------------------------------
Mystic 5  (Intermediate)               Operating            130        Oil            10,200        < 5%
---------------------------------------------------------------------------------------------------------------
Mystic 6 (Intermediate)                Operating            138        Oil            10,300        < 5%
---------------------------------------------------------------------------------------------------------------
Mystic 7 (Intermediate)                Operating            592       Gas/Oil         10,400      30-40%
---------------------------------------------------------------------------------------------------------------
Mystic CT (Peaking)                    Operating             11        Oil            13,500        < 5%
---------------------------------------------------------------------------------------------------------------
New Boston 1(Peaking)                  Operating            380       Gas/Oil          N/A
---------------------------------------------------------------------------------------------------------------
New Boston 2 (Peaking)                    Idle              380       Gas/Oil          N/A
---------------------------------------------------------------------------------------------------------------
New Boston 3 (Peaking)                 Operating             20        Oil             N/A
---------------------------------------------------------------------------------------------------------------
West Medway 1 (Peaking)                Operating             55       Gas/Oil         13,500        < 5%
---------------------------------------------------------------------------------------------------------------
West Medway 2 (Peaking)                Operating             55       Gas/Oil         13,500        < 5%
---------------------------------------------------------------------------------------------------------------
West Medway 3(Peaking)                 Operating             55       Gas/Oil         13,500        < 5%
---------------------------------------------------------------------------------------------------------------
Wyman 4 (Peaking)                      Operating             36        Oil            10,400        < 5%
---------------------------------------------------------------------------------------------------------------
Total Merchant in Operation                               2,024
---------------------------------------------------------------------------------------------------------------
                                       Total MWs          4,445
---------------------------------------------------------------------------------------------------------------

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

For additional information please contact Linda Byus at (312) 394-7696 or Marybeth Flater at (312) 394-8354.


================================================================================


This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those factors discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" in Exelon's 2001 Annual Report and "Risk Factors" in Exelon Generation Company's Registration Statement on Form S-4, file number 333-85496. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release.

                                       ###

    Exelon Corporation is one of the nation's largest electric utilities with approximately 5 million customers and more than $15 billion in annual revenues. The company has one of the industry's largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately
  5 million customers in Illinois and Pennsylvania and gas to more than 440,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.


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